Income Taxes	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2023	2022
United States	$(36,317)	$(55,189)
Loss before provision for income taxes	$(36,317)	$(55,189)
No provision for federal or state income taxes was recorded during the years ended December 31, 2023 and 2022, as the Company incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax benefit for the years ended December 31, 2023 and 2022 differs from the amount that would result from applying domestic federal statutory rates to pretax losses primarily because of changes in the valuation allowance, state taxes, and the generation of research and development credits.
The reconciliation of the Federal statutory income tax provision to the Company’s effective income tax provision is as follows:

	Year Ended December 31,
	2023	2022
Federal statutory income tax	21.0%	21.0%
State income taxes, net of federal tax benefit	(0.8)%	(0.1%)
Other permanent items	(0.5)%	(0.4)%
Research and development credit	5.8%	3.0%
Bargain purchase gain	9.5%	—%
Valuation allowance	(35.0)%	(23.5)%
Effective income tax rate	—	—
Significant components of the Company’s net deferred tax assets are as follows (in thousands):

	Year Ended December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$60,287	$25,253
Research and development credits	9,765	3,681
Accruals & reserves	802	727
Stock compensation	2,952	107
Amortization	778	298
Lease liability	3,157	995
Capitalized research and development expenses	22,134	8,271
Total deferred tax assets	99,875	39,332
Valuation allowance	(98,926)	(38,168)
Net deferred tax assets	949	1,164

Deferred tax liabilities:
Depreciation	(152)	(224)
Right of use asset	(797)	(940)
Total deferred tax liabilities	(949)	(1,164)
Net deferred taxes	$—	$—
As of December 31, 2023 and 2022, the Company had a federal net operating loss carryforward of $277.9 million and $110.5 million, respectively, which may be available to offset future income tax liabilities. Of this amount, approximately $2.3 million will begin to expire in 2038 and approximately $275.6 million are carried forward indefinitely. As of December 31, 2023 and 2022, the Company has state NOL carryforwards of $35.1 million and $36.0 million, respectively. Of this amount, approximately $33.4 million will begin to expire in 2038 and approximately $1.7 million are carried forward indefinitely.
As of December 31, 2023 and 2022, the Company has federal research and development tax credit carryforwards of $7.5 million and $2.9 million, respectively, which begin to expire in 2039. As of December 31, 2023, the Company has federal orphan drug tax credit carryforwards of $2.2 million, which begin to expire in 2042. As of December 31, 2023, the Company has state research and development tax credit carryforwards of $0.1 million which begin to expire in 2036.
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2023 and 2022, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2023 and 2022.
The Tax Cuts and Jobs Act (TCJA) resulted in significant changes to the treatment of research and developmental (R&D) expenditures under Section 174 of the IRC. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over 15 years—both using a midyear convention. As of December 31, 2023, the Company capitalized a substantial amount of R&D expenditures primarily related to research and development activities performed in the US.
The Company’s valuation allowance increased by $60.7 million and $13.0 million for the years ended December 31, 2023 and 2022, respectively, due primarily to the generation of NOLs. The Company’s valuation allowance for the years ended December 31, 2023 and 2022 is as follows (in thousands):

	Year Ended December 31,
	2023	2022
Valuation allowance beginning of year	$38,168	$25,195
Increases recorded to income tax provision	12,701	12,973
Increase recorded to equity	48,057	—
Valuation allowance at end of year	$98,926	$38,168
Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has not completed a study to assess whether a change of ownership has occurred, or whether there have been multiple ownership changes since its formation, due to the significant cost and complexity associated with a study. There could also be additional ownership changes in the future which may result in additional limitations on the utilization of net operating loss carryforwards and tax credits.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax returns are open under statute from 2018 to the present.
As of December 31, 2023 and 2022, the Company had liabilities for uncertain tax positions of $2.6 million and $1.1 million, respectively, which, if recognized, would impact the Company’s effective income tax rate. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2023 and 2022, the Company had not accrued interest or penalties related to uncertain tax positions.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2023	2022
Beginning balance	$1,108	$632
Additions based on tax positions related to current year	574	476
Additions for tax positions of prior years	929	—
Ending Balance	$2,611	$1,108